       THIS SECURITIES OFFERED HEREBY ARE BEING OFFERED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), PROVIDED BY REGULATION S (RULES 901 THROUGH 905 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT, AND PRELIMINARY NOTES). THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN RULE 902(k) OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

       THE TRANSFER OF THE SECURITIES OFFERED HEREBY IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES OFFERED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

       THIS NOTE PURCHASE AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL TO, OR A SOLICITATION OF AN OFFER TO BUY FROM, ANY U.S. PERSON, ANYONE IN THE UNITED STATES OR ANYONE IN ANY COUNTRY OR OTHER JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS UNLAWFUL. THE SECURITIES OFFERED HEREBY MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, AND THIS NOTE PURCHASE AGREEMENT MAY NOT BE DISTRIBUTED OR PUBLISHED, IN ANY COUNTRY OR JURISDICTION EXCEPT UNDER CIRCUMSTANCES THAT WILL RESULT IN COMPLIANCE WITH ANY APPLICABLE LAWS AND REGULATIONS. NET PERCEPTIONS, INC. MAKES NO REPRESENTATION TO ANY OFFEREE REGARDING THE LEGALITY OF AN INVESTMENT IN THESE SECURITIES BY SUCH OFFEREE UNDER APPLICABLE SECURITIES LAWS OR SIMILAR LAWS OF HIS OR HER JURISDICTION.

                               NOTE PURCHASE AGREEMENT

              THIS NOTE PURCHASE AGREEMENT is made as of the 4th day of February, 1999, by and between Net Perceptions, Inc., a Delaware corporation (the "Company"), and Trans Cosmos, Inc. ("TCI" or the "Investor").

                                      RECITALS

              WHEREAS, TCI has agreed to loan the Company four million dollars (U.S.$4,000,000.00), subject to certain conditions as described below;

              WHEREAS, in consideration for the loan, the Company has agreed to issue TCI a Convertible Promissory Note in the form attached hereto as EXHIBIT A (the "Note"), and has granted TCI certain additional rights as described in this Agreement; and

              WHEREAS, the Company and TCI have agreed that the Company's issuance of the Note shall be exempt from registration by virtue of Regulation S of the Rules and Regulations promulgated under the Securities Act of 1933 (the "Securities Act").

              NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

              1. THE LOAN. Upon execution of this Agreement, TCI will loan the Company four million dollars (U.S.$4,000,000.00), which it shall deliver to the Company by wire transfer. Upon receipt of the wire transfer from TCI, the Company will issue to TCI a Convertible Promissory Note in the form attached hereto as EXHIBIT A.

              2. OTHER RIGHTS. Upon conversion of the Note into equity securities of the Company in accordance with the Note's terms, the Company will use its best efforts to amend (i) that certain Amended and Restated Investors' Rights Agreement, dated December 18, 1997, to make TCI an Investor (as such term is defined in such agreement) in such agreement; and (ii) that certain Amended and Restated First Refusal and Co-Sale Agreement, dated December 18, 1997, to make TCI an Investor (as such term is defined in such agreement) in such agreement. The parties acknowledge that, pursuant to Section 6.1 of the Amended and Restated First Refusal and Co-Sale Agreement, such agreement shall terminate upon an initial public offering of the Company's Common Stock. If conversion of the Note occurs at the time of the initial public offering, TCI agrees that it will not be entitled to any rights of first refusal or co-sale rights as provided in the Amended and Restated First Refusal and Co-Sale Agreement.

              3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that:

                     3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

                     3.2 CAPITALIZATION AND VOTING RIGHTS. As of December 31, 1998, the authorized capital of the Company consisted of:

                            (a)    PREFERRED STOCK.  Fifteen million
(15,000,000) shares of Preferred Stock (the "Preferred Stock"), of which (i) one million eighty-five thousand (1,085,000) shares were designated Series A Preferred Stock (the "Series A Preferred Stock"), one million eighty-four thousand sixty-five (1,084,065) of which were outstanding, (ii) two million (2,000,000) shares were designated Series B Preferred Stock (the "Series B Preferred Stock"), one million nine hundred thirty-two thousand three hundred sixty-eight (1,932,368) of which were outstanding, and (iii) two million four hundred thousand (2,400,000) shares were designated Series C Preferred Stock, two million three hundred seventeen thousand nine hundred seventeen (2,317,917) of which were outstanding.

                            (b)    COMMON STOCK.  Thirty million (30,000,000)
shares of common stock ("Common Stock"), three million three hundred sixteen thousand six hundred fifty-four (3,316,654) of which were outstanding.

                            (c)    The outstanding shares of Common Stock,
Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

                            (d)    There were outstanding options to purchase
seven hundred four thousand two hundred eighty-two (704,282) shares of Common Stock under the Company's 1996 Stock Plan. In addition, the Company had reserved five hundred twenty-nine thousand sixty-four (529,064) shares of Common Stock for issuance upon exercise of options to be granted in the future under the Company's 1996 Stock Plan. There was outstanding a warrant to purchase five thousand nine hundred ninety-one (5,991) shares of Series C Preferred Stock and held by Silicon Valley Bank.

                     3.3 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

                     3.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Note, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the securities being sold hereunder and the securities issuable upon conversion of the Note have been taken, and this Agreement and the Note constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

                     3.5 VALID ISSUANCE OF SECURITIES. The Note that is being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, and will be free of preemptive rights and restrictions on transfer other than restrictions on transfer under this Agreement, and under applicable securities laws.

                     3.6 LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Company before any court or governmental agency that questions the validity of this Agreement or the Note, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

                     3.7 PATENTS AND TRADEMARKS. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, licenses, inventions and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. Except for a letter received from LikeMinds (a copy of which has been provided to the Investor), the Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement or the Note, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company, except for inventions made by the founders of the Company while at the University of Minnesota, for which the Company holds a license.

                     3.8 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provision of its Amended and Restated Certificate of Incorporaton or Bylaws, or in any material respect of any instrument, judgment, order, writ, decree, mortgage, indenture or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement and the Note, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice or both, either a default under any such provision, instrument, judgment, order, writ, decree, mortgage, indenture or contract or an event that results in the creation of any lien, charge, pledge, security interest, claim, equitable interest or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

                     3.9 DISCLOSURE. The Company has fully provided the Investor with all the information that such Investor has requested for deciding whether to purchase the Note. Neither this Agreement or the Note, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                     3.10 FINANCIAL STATEMENTS. The Company has delivered to the Investor its unaudited financial statements (balance sheet, income statement and statement of cash flows), at December 31, 1998, and for the period then ended (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein.

                     3.11 NO DIRECTED SELLING EFFORTS. The Company and its affiliates have not made any directed selling efforts (as defined in Rule 902(c) of the Rules and Regulations promulgated under the Securities Act) in the United States.

              4. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants that:

                     4.1 AUTHORIZATION. Such Investor has full power and authority to enter into this Agreement, and such Agreement constitutes its valid and legally binding obligation, enforceable against such Investor in accordance with its terms.

                     4.2    REGULATION S REPRESENTATIONS.

                            (a)    Such Investor is not a U.S. person (as
defined in Rule 902(k) of the Rules and Regulations promulgated under the Securities Act), nor is such Investor acquiring the Note or the securities issuable upon conversion thereof (collectively, the "Securities") for the account or benefit of any U.S. person. Such Investor did not receive an offer to enter into this Agreement or to purchase the Securities while in the United States. At the time the buy order was originated, the Investor was outside of the United States. The decision by Investor to purchase the Securities was made outside of the United States.

                            (b)    Such Investor agrees that the sale,
disposition or transfer of the Securities by such Investor is prohibited, except if in accordance with the provisions of Regulation S (Rules 901 through 905 of the Rules and Regulations promulgated under the Securities Act, and Preliminary Notes). Such Investor acknowledges that the Securities have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States or to U.S. persons unless the Securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

                            (c)    Such Investor agrees that it will not engage
in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

                            (d)    Such Investor acknowledges that the Company
will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

                     4.3 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                     4.4 DISCLOSURE OF INFORMATION. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Investor to rely thereon.

                     4.5 INVESTMENT EXPERIENCE. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Investor also represents it has not been organized for the purpose of acquiring the Securities.

                     4.6 ACCREDITED INVESTOR. Such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                     4.7 RESTRICTED SECURITIES. Such Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances.

                     4.8 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

                            (a)    There is then in effect a Registration
Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                            (b)    (i)    Such Investor shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                     4.9 LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

                            (a)    "This securities offered hereby are being
offered in reliance upon an exemption from registration under the Securities Act of 1933 (the "Securities Act"), provided by Regulation S (Rules 901 through 905 of the Rules and Regulations promulgated under the Securities Act, and Preliminary Notes). The securities offered hereby have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States or to U.S. persons (as defined in Rule 902(k) of the Rules and Regulations promulgated under the Securities Act) unless the securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available."

                            (b)    "The transfer of the securities offered
hereby is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration. Hedging transactions involving the securities offered hereby may not be conducted unless in compliance with the Securities Act."

                            (c)    "The securities represented by this
certificate have not been registered under Chapter 80A of the Minnesota Securities Laws and may not be sold, transferred or otherwise disposed of except pursuant to registration or an exemption therefrom."

                     4.10 FURTHER REPRESENTATIONS BY FOREIGN INVESTOR. Such Investor has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Investor's subscription and payment for, and its continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of its jurisdiction.

              5. NO TRANSFERS WILL BE MADE UNLESS IN COMPLIANCE WITH REGULATION S. From and after the date hereof, the Company shall refuse to register any transfer of the Note and the securities issuable upon conversion thereof not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

              6.     MISCELLANEOUS.

                     6.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

                     6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              6.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Minnesota as applied to agreements among Minnesota residents entered into and to be performed entirely within Minnesota.

              6.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              6.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              6.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement or the Note shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, or (iii) upon delivery by facsimile transmission to the party to be notified at the facsimile number indicated for such party on the signature page hereof, or at such other facsimile number as such party may designate by ten (10) days' advance written notice to the other parties.

              6.7 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                     6.8 AMENDMENTS AND WAIVERS. Any term of this Agreement or the Note may be amended and the observance of any term of this Agreement or the Note may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and TCI.

              6.9 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

              6.10 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                     6.11 LOCK-UP AGREEMENT. The Investor will enter into the form lock-up agreement attached hereto as EXHIBIT B upon execution of this Agreement.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       NET PERCEPTIONS, INC.



                                       By:
                                          --------------------------------
                                          Steven J. Snyder, President

                         Address:      7901 Flying Cloud Drive
                                       Minneapolis, Minnesota 55344

                                          Trans Cosmos, Inc.

                                          By:
                                             -----------------------------
                                             Shozo Okuda, Managing Director

                            Address: Sumitomoseimei Akasaka Building 3-3-3 Akasaka, Minato-ku
                                          Tokyo, 107 Japan

                                      EXHIBIT A

       THIS SECURITIES REPRESENTED HEREBY ARE BEING OFFERED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), PROVIDED BY REGULATION S (RULES 901 THROUGH 905 OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT, AND PRELIMINARY NOTES). THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN RULE 902(k) OF THE RULES AND REGULATIONS PROMULGATED UNDER THE SECURITIES ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

       THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

       THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER CHAPTER 80A OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.

                            CONVERTIBLE PROMISSORY NOTE

U.S.$4,000,000.00                                              February 4, 1999

              FOR VALUE RECEIVED, Net Perceptions, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to Trans Cosmos, Inc. (the "Lender"), the principal sum of four million dollars (U.S.$4,000,000.00), together with interest thereon from the date of this Note on the unpaid principal balance. Interest shall accrue at a rate of eight percent (8.00%) per annum, compounded annually. Principal and any accrued but unpaid interest shall be due and payable on January 31, 2000.

              All payments shall be made in lawful money of the United States of America at the principal office of the Borrower, or at such other place as Lender may from time to time designate in writing to the Borrower. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. Prepayment of principal, together with accrued interest, may NOT be made prior to the maturity date of this Note without the prior written consent of Lender.

              In the event Borrower shall default and not pay all outstanding principal and accrued but unpaid interest within two business days after January 31, 2000, interest shall thereafter accrue at a rate of ten percent (10%) per annum, compounded annually (rather than 8%, as described above).

              In the event the Borrower (i) is acquired by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of Borrower; or (ii) sells all or substantially all of its assets, then (A) this Note shall no longer be convertible into equity securities and (B) Borrower shall pay Lender $80,000 in connection with the closing of the transaction described in (i) or (ii) above.

              This Note shall be governed by and construed in accordance with the laws of the State of Minnesota as applied to agreements among Minnesota residents entered into and to be performed entirely within Minnesota.

              The Borrower hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Lender in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise.

              The outstanding principal balance and unpaid accrued interest on this Note shall automatically convert without any further action by the Lender or the Borrower into the same class and, if applicable, series of the Borrower's equity securities and at the same time as the closing of the Borrower's next transaction or series of related transactions in which the Borrower sells equity securities and in which the gross proceeds to the Borrower received from persons or entities not currently stockholders of the Borrower equal or exceed two million dollars (U.S.$2,000,000) ("Next Equity Financing"). The number of shares of such equity securities to be issued upon such conversion shall be equal to the quotient obtained by dividing (a) the aggregate outstanding principal and unpaid accrued interest due on this Note on the date of conversion, by (b) the price per share of such equity securities sold to the investors in the Next Equity Financing. The Borrower currently anticipates that, if the Borrower's Next Equity Financing is a private round of financing, the securities issuable to investors in the Next Equity Financing will be shares of Borrower's Series D Preferred Stock. The Borrower currently has no shares of Series D Preferred Stock authorized. The class of capital stock or series of preferred stock issuable upon conversion of this Note shall be the same class or series as shall be issued in the Next Equity Financing. Accordingly, if the Borrower issues Series D Preferred Stock to the investors in the Next Equity Financing, this Note shall be convertible into shares of the Borrower's Series D Preferred Stock. Conversely, if the Borrower issues another series of Preferred Stock or another class of capital stock to the investors in the Next Equity Financing, this Note shall be convertible into such other series of the Borrower's Preferred Stock or such other class of the Borrower's capital stock, as the case may be. If the Borrower's Next Equity Financing is the Borrower's initial public offering, this Note shall be convertible into shares of the Borrower's Common Stock. In such case, the shares of Common Stock issued and sold to Lender shall be unregistered shares of Common Stock issued from the Borrower's authorized but unissued Common Stock. Such shares shall not be registered in the initial public offering. No fractional shares will be issued upon the conversion of this Note. Lender agrees to execute all necessary documents as may be reasonably requested in connection with the conversion of this Note.

              This Note may not be transferred except as permitted by the Note Purchase Agreement of which this Note is an exhibit. Interest and principal are payable only to the Lender.

              The Borrower hereby expressly waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest, and any other formality.


                                     NET PERCEPTIONS, INC.



                                     By:
                                        ----------------------------------
                                        Steven J. Snyder, President

                                     EXHIBIT B

                             Form of Lock-Up Agreement